UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2010

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction)	(Commission File Number)	(IRS Employer Id. No.)

329 North Park Avenue, Suite 350, Winter Park, Florida		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 741-5300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Item 1.01. Entry into a Material Definitive Agreement	1

Item 9.01. Financial Statements and Exhibits	2

SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement

On April 1, 2010, FCStone Group, Inc. (“FCStone”), a wholly owned subsidiary of International Assets Holding Corporation (“International Assets”), entered into a Stock Purchase Agreement dated as of April 1, 2010 (the “Purchase Agreement”), by and among FCStone; Risk Management Incorporated and RMI Consulting, Inc. (the “RMI Companies”); and John Snell, Daniel Conrath and Shane Mathis (the “Sellers”). The transactions contemplated by the Purchase Agreement were also closed on April 1, 2010.

The RMI Companies are engaged in the business of providing commodities brokerage and related services to commercial customers.

Under the terms of the Purchase Agreement, FCStone acquired all of the outstanding capital stock of the RMI Companies from the Sellers. The purchase price for the shares consisted of an initial payment of $5,580,000, and three contingent payments which will be based on the combined net income of the RMI Companies for each of the three years after the closing.

The amount of the additional payment for each year will be calculated as follows:

•	In the event that the combined earnings for such year are between $2,000,000 and $3,300,000, the additional payment will be equal to $3,100,000.

•

In the event that the combined earnings for such year are less than $2,000,000, then the additional payment will be equal to (i) $3,100,000, less (ii) 139.5% of the amount by which the combined earnings are less than $2,000,000.

•

In the event that the combined earnings for such year are greater $3,300,000, but less than $6,600,000, then the amount of the additional payment will be equal to: (i) $3,100,000, plus (ii) 30.69% of the amount by which the combined earnings exceed $3,300,000.

•

In the event that the combined earnings for such year are greater than $6,600,000, then the amount of the additional payment will be equal to: (i) $4,112,770, plus (ii) 46.5% of the amount by which the combined earnings exceed $6,600,000.

Each of the Sellers has agreed to continue to serve as an officer and employee of the RMI Companies for three years after the closing.

The obligations of FCStone under the Purchase Agreement have been guaranteed by International Assets.

The full text of the Purchase Agreement and the press release dated April 5, 2010 announcing the transaction are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document

2.1	Stock Purchase Agreement dated as of April 1, 2010, by and among FCStone Group, Inc.; Risk Management Incorporated; RMI Consulting, Inc.; John Snell; Daniel Conrath and Shane Mathis

99.1	Press release dated as of April 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION
Date: April 5, 2010

	By:	/s/ Sean M. O’Connor
Sean M. O’Connor, Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document

2.1	Stock Purchase Agreement dated as of April 1, 2010, by and among FCStone Group, Inc.; Risk Management Incorporated; RMI Consulting, Inc.; John Snell; Daniel Conrath and Shane Mathis

99.1	Press release dated as of April 5, 2010